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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported) January 16, 2003


                               LECROY CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

             0-26634                                    13-2507777
       (Commission File Number)                     (I.R.S. Employer
                                                   Identification No.)

      700 CHESTNUT RIDGE ROAD
     CHESTNUT RIDGE, NEW YORK                             10977
(Address of Principal Executive Office)                 (Zip Code)


        Registrant's Telephone Number, Including Area Code (845) 425-2000


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ITEM 5.  OTHER MATTERS.

         On January 16, 2003, LeCroy Corporation issued a press release announcing its results for the three and six month periods ended December 31, 2002. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.                Description

   99.1             Press release of LeCroy Corporation dated January 16, 2003.




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               LECROY CORPORATION

Date:  January 17, 2003
                                               /s/ Raymond F. Kunzmann
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                                               Vice President and Chief
                                               Financial Officer,
                                               Secretary and Treasurer